Exhibit 10.5(a)

June 1, 2011

Drury Capital Inc.

c/o Drury Capital Services

47 Hulfish Street — Suite 340

Princeton, NJ 08542

Attention: Mr. Bernard Drury

Re: Management Agreement Renewal

Dear Mr. Drury:

We are writing with respect to your management agreements concerning the commodity pool to which reference is made below (the “Management Agreement”). We are extending the term of the Management Agreement through June 30, 2012 and all other provisions of the Management Agreement will remain unchanged.

•	Tactical Diversified Futures Fund L.P.

•	CMF Drury Master Fund

•	Institutional Futures Portfolio L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-296-6868. If you have any questions I can be reached at 212-296-1302.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer & Director

DRURY CAPITAL INC.

By:	/s/ Bernard V. Drury
Print Name: Bernard V. Drury

JM/sr